Exhibit 10.18

SECOND AMENDMENT

SECOND AMENDMENT, dated as of August 8, 2006 (this “Second Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among EDUCATE OPERATING COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as documentation agent (the “Documentation Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Administrative Agent has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have consented to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Section 1. Section 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

“Applicable Margin”: (a) with respect to Revolving Loans, from and after the Second Amendment Effective Date, the rate per annum set forth under the relevant column heading in the grid below captioned “Revolving Loans Pricing Grid” and (b) with respect to Amended Term Loans, from and after the Second Amendment Effective Date, the rate per annum set forth under the relevant column heading in the grid below captioned “Amended Term Loans Pricing Grid.”

Revolving Loans Pricing Grid

Consolidated Leverage Ratio	ABR Loans	Eurodollar Loans
Greater than or equal to 3.75:1.00	2.25%	3.25%
Greater than or equal to 2.75:1.00 and less than 3.75:1.00	2.00%	3.00%
Greater than or equal to 2.25:1.00 and less than 2.75:1.00	1.50%	2.50%
Less than 2.25:1.00	1.25%	2.25%

Amended Term Loans Pricing Grid

Consolidated Leverage Ratio	ABR Loans	Eurodollar Loans
Greater than or equal to 3.75:1.00	2.25%	3.25%
Greater than or equal to 3.25:1.00 and less than 3.75:1.00	2.00%	3.00%
Greater than or equal to 2.75:1.00 and less than 3.25:1.00	1.75%	2.75%
Greater than or equal to 2.25:1.00 and less than 2.75:1.00	1.25%	2.25%
Less than 2.25:1.00	1.00%	2.00%

For the purposes of the above pricing grids, changes to the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the above pricing grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the above pricing grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the above pricing grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1.

“Second Amendment”: the Second Amendment, dated as of August 8, 2006, to this Agreement.

“Second Amendment Effective Date”: August 8, 2006.

3. Amendment to Section 7 of the Credit Agreement. (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Leverage Ratio
06/30/06 09/30/06 12/31/06 03/31/07 06/30/07 09/30/07 12/31/07 03/31/08 – 12/31/08 03/31/09 and thereafter	5.30:1.00 4.50:1.00 3.50:1.00 3.25:1.00 3.25:1.00 3.25:1.00 3.00:100 2.25:1.00 2.00:1.00

(b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Interest Coverage Ratio
06/30/06 09/30/06 12/31/06 03/31/07 06/30/07 09/30/07 12/31/07 03/31/08 and therafter	3.25:1.00 3.40:1.00 3.60:1.00 3.60:1.00 3.60:1.00 3.60:1.00 3.75:1.00 4.50:1.00

(c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Fixed Charge Coverage Ratio
06/30/06 09/30/06 12/31/06 03/31/07 06/30/07 09/30/07 12/31/07 03/31/08 and thereafter	1.60:1.00 1.70:1.00 1.85:1.00 1.85:1.00 1.85:1.00 1.85:1.00 1.90:1.00 2.15:1.00

4. Conditions to Effectiveness of this Amendment. This Second Amendment shall become effective on and as of the date (such date the “Second Amendment Effective Date”) of the execution and delivery of this Second Amendment by the Borrower, the Administrative Agent and the Required Lenders and satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received payment, for distribution to each Lender that has signed and delivered this Second Amendment to the Administrative Agent by not later than 12:00 Noon (New York City time) on August 8, 2006 (or such later time or date as agreed by the Borrower and the Administrative Agent), of an amendment fee equal to 0.25% of the Aggregate Exposure of such Lender then in effect immediately prior to the Second Amendment Effective Date.

(b) The Lenders and the Administrative Agent shall have received all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with the Second Amendment.

(c) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary or similar officer of the Borrower, dated the Second Amendment Effective Date, and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of the Borrower (or its managing member) authorizing the execution, delivery and performance of this Second Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Amendment Effective Date, (B) as to the incumbency and specimen signature of each officer executing this Second Amendment or any other document delivered in connection herewith on behalf of the Borrower and (C) as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing such certificate; and (ii) a good standing certificate for the Borrower from its jurisdiction of organization.

(d) The Administrative Agent shall have received an Acknowledgement and Consent in the form of Exhibit A attached hereto, executed and delivered by each Loan Party other than the Borrower.

5. Miscellaneous.

(a) Applicable Margin. Notwithstanding anything to the contrary in the Second Amendment or in any other Loan Documents, payment of interest and fees accrued during the period prior to the Second Amendment Effective Date shall be based upon the Applicable Margin in effect prior to the Second Amendment becoming effective.

(b) Representation and Warranties. The Borrower hereby represents that as of the Second Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

(c) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

(d) Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(e) Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) Integration. This Second Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(g) GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(h) Waiver. The Lenders waive any Default or Event of Default that may have occurred prior to the Second Amendment Effective Date as a result of the violation of Section 7.1 of the Credit Agreement, to the extent that such violation would not have occurred had this Second Amendment been effective as of June 30, 2006.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

EDUCATE OPERATING COMPANY, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

JPMORGAN CHASE BANK N.A., as Administrative Agent and as a Lender

By:	/s/ Kathryn A. Duncan
Name:	Kathryn A. Duncan
Title:	Managing Director

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent and as a Lender

By:	/s/ D. Darby Jones
Name:	D. Darby Jones
Title:	AVP

Allied Irish Banks Plc, as a Lender

By:	/s/ Joanne Gibson
Name:	Joanne Gibson
Title:	Assistant Vice President

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Vice President

AIB Debt Management Limited, as a Lender

By:	/s/ Joanne Gibson
Name:	Joanne Gibson
Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

Atlas Loan Funding 1, LLC, as a Lender
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Atlas Loan Funding 2, LLC, as a Lender
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

WB Loan Funding 4, LLC, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Bank of America, N.A., as a Lender

By:	/s/ Monica Brandes
Name:	Monica Brandes
Title:	Senior Vice President

BABSON CLO LTD 2005-I
SUFFIELD CLO, LIMITED, as Lenders
By: Babson Capital Management LLC
As Collateral Manager

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

HAKONE FUND LLC, as a Lender
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

BILL & MELINDA GATES FOUNDATION, as a Lender
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY, as a Lender
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

CIT Lending Services Corporation, as a Lender

By:	/s/ David Manheim
Name:	David Manheim
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate, as a Lender

By:	/s/ Nicole D. Kouba
Name:	Nicole D. Kouba
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate, as a Lender

By:	/s/ Nicole D. Kouba
Name:	Nicole D. Kouba
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ Nicole D. Kouba
Name:	Nicole D. Kouba
Title:	Vice President

EAGLE LOAN TRUST By: Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Partner

Stanfield Vantage CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Modena CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

General Electric Capital Corporation, as a Lender

By:	/s/ Rebecca Ford
Name:	Rebecca Ford
Title:	Duly Authorized Signatory

Antares Capital Corporation, as a Lender

By:	/s/ Rebecca Ford
Name:	Rebecca Ford
Title:	Duly Authorized Signatory

GSC PARTNERS GEMINI FUND LIMITED By: GSCP (NJ), L.P., as Collateral Monitor
By: GSCP (NJ), INC., its General Partner, as a Lender

By:	/s/ Seth M. Katzenstein
Name:	Seth M. Katzenstein
Title:	Authorized Signatory

ING Capital LLC, as a Lender

By:	/s/ Khursheed Sorabjee
Name:	Khursheed Sorabjee
Title:	Vice President

LightPoint CLO 2004-1, Ltd., Marquette US/European CLO, P.L.C. as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

Manufacturers and Traders Trust Company, as a Lender

By:	/s/ Theodore K. Oswald
Name:	Theodore K. Oswald
Title:	Vice President

General Electric Capital Corporation, as Administrator for, Merritt CLO Holding LLC., as a Lender

By:	/s/ Amanda Van Heyst
Name:	Amanda Van Heyst
Title:	Duly Authorized Signatory

OLYMPIC CLO I, LTD, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

SIERRA CLO I, LTD, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

SIERRA CLO II, LTD, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

WHITNEY CLO I, LTD, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

OSP FUNDING LLC, as a Lender

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

TORONTO DOMINION (NEW YORK), LLC, as a Lender

By:	/s/ Masood Fiktee
Name:	Masood Fiktee
Title:	Authorized Signatory

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management, as a Lender

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

WhiteHorse I, Ltd. WhiteHorse Capital Partners, L.P., as a Lender

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Manager

Confluent 3 Limited, as a Lender
By:	Morgan Stanley Investment Management as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

MSIM Croton Ltd., as a Lender
By:	Morgan Stanley Investment Management as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

Morgan Stanley Prime Investment, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny K. Kim
Title:	Executive Director

Qualcomm Global Trading, Inc., as a Lender
By: Morgan Stanley Investment Management as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

Kitty Hawk Trust, as a Lender By: Morgan Stanley Investment Management as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

WhiteHorse II, Ltd.
WhiteHorse Capital Partners, L.P., as a Lender

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Manager

VAN KAMPEN SENIOR INCOME TRUST
BY: Van Kampen Asset Management, as a Lender

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

Stanfield Quattro CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC
as its Collateral Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

ULT CBNA Loan Funding LLC, for itself or
as agent for ULT CFPI Loan Funding LLC , as a Lender

By:	/s/ ROY HYKAL
Name:	ROY HYKAL
Title:	Attorney-in-fact

Exhibit A

Form of Acknowledgement and Consent